November 3, 2005

DREYFUS PREMIER VALUE EQUITY FUNDS – DREYFUS PREMIER INTERNATIONAL
OPPORTUNITIES FUND

Supplement to Prospectus dated March 1, 2005

     At a meeting of the Board of Trustees of Dreyfus Premier Value Equity Funds, on behalf of Dreyfus Premier International Opportunities Fund (the “Fund”), held on November 2, 2005, the Board approved the liquidation of the Fund effective on or about December 15, 2005 (the “Liquidation Date”). Accordingly, effective on or about November 14, 2005, no new or subsequent investments in the Fund will be permitted.

     In addition, effective November 3, 2005, the contingent deferred sales charge applicable to redemptions of certain Class A and Class T shares, and to Class B and Class C shares, of the Fund will be waived on any redemption of such shares of the Fund.

     Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if such Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-554-4611.

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